Exhibit 10.1
FIFTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of November 8, 2021, is among NORTHERN OIL AND GAS, INC., a Delaware corporation (the “Borrower”), each of the Lenders party hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”).
RECITALS
A.    The Borrower, the Administrative Agent and the Lenders are party to that certain Second Amended and Restated Credit Agreement dated as of November 22, 2019, (as amended by that certain First Amendment to Second Amended and Restated Credit Agreement, dated as of July 8, 2020, that certain Second Amendment to Second Amended and Restated Credit Agreement, dated as of February 3, 2021, that certain Third Amendment to Second Amended and Restated Credit Agreement, dated as of May 27, 2021, that certain Fourth Amendment to Second Amended and Restated Credit Agreement, dated as of November 3, 2021 and as otherwise amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.
B.    The Borrower, the Administrative Agent and the Lenders party hereto have agreed to amend certain provisions of the Credit Agreement as more fully set forth herein.
C.    NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.    Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Amendment, shall have the meaning ascribed such term in the Credit Agreement after giving effect to this Amendment. Unless otherwise indicated, all references to sections in this Amendment refer to sections in the Credit Agreement as amended by this Amendment.
Section 2.    Amendments to Credit Agreement. The Credit Agreement is hereby amended effective as of the Fifth Amendment Effective Date (as defined below) as follows:
2.1    Section 1.02 of the Credit Agreement is hereby amended by amending and restating the following defined term as follows:
“Permitted Debt” means Permitted Second Lien Notes, Permitted Senior Notes, the Purchaser Note, any Debt incurred in reliance on Section 9.02(n) or Section 9.02(o) and any Permitted Refinancing Debt thereof.

2.2    Section 8.01(p) of the Credit Agreement is hereby amended and restated in its entirety as follows:
(p)    Notice of Permitted Debt Issuance. Written notice on or prior to (or, in the case of Section 9.02(m), promptly following) the offering of any Permitted Debt incurred in reliance on Section 9.02(f), Section 9.02(h), Section 9.02(m), Section 9.02(n) or Section 9.02(o), the amount thereof and the anticipated date of closing and any material agreements governing such Permitted Debt; provided, however, that in lieu of the delivery requirements hereunder in respect of Section 9.02(m), to the extent such information and agreements have been published in a Form 8-K on EDGAR or the Borrower’s website, such publication shall satisfy the Borrower’s delivery requirements under this Section 8.01(p).

2.3    Section 9.02 of the Credit Agreement is hereby amended by adding a new clause (o) at the end thereof as follows:
    (o)    the one-time incurrence of Debt constituting unsecured senior Debt securities in an aggregate principal amount not to exceed $200,000,000 and any guarantees thereof; provided that (i) such Debt is incurred on or before December 31, 2021, (ii) both before and immediately after giving effect to the incurrence of such Debt, no Default or Event of Default has occurred and is continuing or would result therefrom (after giving effect to any concurrent repayment of Debt with the proceeds thereof); (iii) such Debt and any guarantees thereof (A) are on terms and conditions that are not more restrictive, taken as a whole, than those contained in this Agreement and the other Loan Documents, as reasonably determined by the Borrower in good faith, and (B) do not contain financial covenants that are more restrictive than those contained in this Agreement and the other Loan Documents, unless in the case of clause (A) or (B), such more restrictive terms are incorporated into this Agreement, mutatis mutandis, are offered to the Lenders in good faith or are otherwise applicable only after the payment in full of the Loans; (iv) such Debt does not have any scheduled principal amortization prior to the date that is 91 days after the Maturity Date; (v) such Debt does not mature sooner than the date that is 91 days after the Maturity Date; (vi) the economic terms of such Debt and any guarantees thereof, taken as a whole, are on market terms for issuers of similar size and credit quality given the then prevailing market conditions as reasonably determined by the Borrower in good faith; (vii)  immediately after giving effect to the incurrence of such Debt and any guarantees thereof and the substantially contemporaneous application of proceeds therefrom, the Pro Forma Net Leverage Ratio shall not exceed 3.50 to 1.00; (viii) such Debt does not have any mandatory prepayment or redemption provisions which would require a mandatory prepayment or redemption thereof in priority to the Secured Obligations (other than (a) customary change of control tender offer provisions, (b) asset sale or casualty or condemnation event tender offer provisions, to the extent such provisions in this clause (b) first permit, at the option of the Borrower, prepayment in full of the Secured Obligations (or permit at the option of the Borrower the net cash proceeds to be applied first to the prepayment of the Secured Obligations) or (c) customary acceleration rights after an event of default); (ix) no Subsidiary or other Person is required to guarantee such Debt unless such Subsidiary or other Person has guaranteed the Secured Obligations pursuant to the Guaranty and Collateral Agreement; (x) the Borrower shall have complied with Section 8.01(p) and (xi) the net proceeds of such Debt shall be used solely to prepay any Borrowing.
2.4    Section 9.02(h) of the Credit Agreement is hereby amended and restated in its entirety as follows:
(h)    Permitted Refinancing Debt and any guarantees thereof, the proceeds of which shall be used concurrently with the incurrence thereof to refinance any outstanding Permitted Debt permitted under Section 9.02(f), Section 9.02(g), Section 9.02(m), Section 9.02(n) and Section 9.02(o) or to refinance any outstanding Refinanced Debt, as the case may be.
Section 3.    Conditions Precedent. This Amendment shall become effective on the date, when each of the following conditions is satisfied (the “Fifth Amendment Effective Date”):
3.1    The Administrative Agent shall have executed and received from the Majority Lenders and the Borrower, counterparts (in such number as may be requested by the Administrative Agent) of this Amendment signed on behalf of each such Person.
3.2    Immediately after giving effect to this Amendment, no Default, Event of Default or Borrowing Base Deficiency shall have occurred and be continuing.
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3.3    Each representation and warranty contained in Section 4 hereof shall be true and correct in all material respects (except for those which have a materiality qualifier, which are true and correct in all respects as so qualified), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the date hereof, such representations and warranties shall continue to be true and correct in all material respects (except for those which have a materiality qualifier, which shall be true and correct in all respects as so qualified) as of such specified earlier date.
3.4    The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Fifth Amendment Effective Date, including, without limitation, the reimbursement or payment of all reasonable and documented out-of-pocket fees and expenses in accordance with Section 12.03(a) of the Credit Agreement.
3.5    The Borrower shall have launched an offering of unsecured senior Debt securities in an aggregate principal amount not to exceed $200,000,000.
Section 4.    Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Amendment, the Borrower hereby represents and warrants to the Administrative Agent and the Lenders that:
4.1    Accuracy of Representations and Warranties. Each representation and warranty of each Credit Party contained in each Loan Document are true and correct in all material respects (except for those which have a materiality qualifier, which are true and correct in all respects as so qualified) on and as of the date hereof, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties continue to be true and correct in all material respects (except for those which have a materiality qualifier, which are true and correct in all respects as so qualified) as of such specified earlier date.
4.2    Due Authorization, No Conflicts. The execution, delivery and performance by the Borrower of this Amendment are within the Borrower’s corporate powers, have been duly authorized by necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official (other than filings with the SEC required under applicable law) and do not violate or constitute a default under any provision of applicable law, the Second Lien Indenture or any agreement evidencing Material Debt binding upon any Credit Party, or result in the creation or imposition of any Lien upon any Property of any Credit Party.
4.3    Validity and Binding Effect. This Amendment constitutes the valid and binding obligations of the Borrower enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditor’s rights generally, and subject to general principles of equity, regardless of whether considered in a proceeding in equity or law.
4.4    Absence of Defaults. No Default or Event of Default has occurred that is continuing immediately prior to and after giving effect to this Amendment.
Section 5.    Miscellaneous.
5.1    Confirmation. The Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any
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provision of any of the Loan Documents. On and after the Fifth Amendment Effective Date, this Amendment shall for all purposes constitute a Loan Document.
5.2    Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Amendment by fax, facsimile, as an attachment to an email or other similar electronic means shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Amendment shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Each party hereto agrees that any Electronic Signature or execution in the form of an Electronic Record shall be valid and binding on itself and each of the other parties hereto to the same extent as a manual, original signature.  For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the parties of a manually signed paper which has been converted into electronic form (such as scanned into PDF format), or an electronically signed paper converted into another format, for transmission, delivery and/or retention.
5.3    No Oral Agreement. This Amendment, the Credit Agreement and the other Loan Documents represent the final agreement among the parties hereto and thereto and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.
5.4    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
5.5    Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby in accordance with Section 12.03 of the Credit Agreement.
5.6    Severability. Any provision of this Amendment which is held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof or thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
5.7    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.
5.8    Miscellaneous. Section 12.09(b), (c) and (d) of the Credit Agreement shall apply to this Amendment, mutatis mutandis.

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5.9    Notices. This Amendment shall serve as written notice, in accordance with Section 8.01(p) of the Credit Agreement, of the offering of Permitted Debt incurred in reliance on Section 9.02(o) of the Credit Agreement.

[Signature pages follow.]
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed effective as of the day and year first above written.

BORROWER: NORTHERN OIL AND GAS, INC. By: /s/ Nicholas O’Grady Name: Nicholas O’Grady Title: Chief Executive Officer

Signature Page to Fifth Amendment to Second Amended and Restated Credit Agreement
Northern Oil and Gas, Inc.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent By: /s/ Jonathan Herrick Name: Jonathan Herrick Title: Director

Signature Page to Fifth Amendment to Second Amended and Restated Credit Agreement
Northern Oil and Gas, Inc.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender By: /s/ Jonathan Herrick Name: Jonathan Herrick Title: Director

Signature Page to Fifth Amendment to Second Amended and Restated Credit Agreement
Northern Oil and Gas, Inc.

Truist Bank, (as successor by merger to Sun Trust Bank), as a Lender By: /s/ Samantha Sanford Name: Samantha Sanford Title: Vice President

Signature Page to Fifth Amendment to Second Amended and Restated Credit Agreement
Northern Oil and Gas, Inc.

Royal Bank of Canada, as a Lender By: /s/ Michael Sharp Name: Michael Sharp Title: Authorized Signatory

Signature Page to Fifth Amendment to Second Amended and Restated Credit Agreement
Northern Oil and Gas, Inc.

U.S. Bank National Association, as a Lender By: /s/ Bruce Hernandez Name: Bruce Hernandez Title: Senior Vice President

Signature Page to Fifth Amendment to Second Amended and Restated Credit Agreement
Northern Oil and Gas, Inc.

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Lender By: /s/ Thomas Kleiderer Name: Thomas Kleiderer Title: Managing Director

Signature Page to Fifth Amendment to Second Amended and Restated Credit Agreement
Northern Oil and Gas, Inc.

BANK OF AMERICA, N.A., as a Lender By: /s/ Kimberly Miller Name: Kimberly Miller Title: Director

Signature Page to Fifth Amendment to Second Amended and Restated Credit Agreement
Northern Oil and Gas, Inc.

Capital One, National Association, as a Lender By: /s/ Christopher Kuna Name: Christopher Kuna Title: Senior Director

Signature Page to Fifth Amendment to Second Amended and Restated Credit Agreement
Northern Oil and Gas, Inc.

CITIZENS BANK, N.A., as a Lender By: /s/ David Baron Name: David Baron Title: Vice President

Signature Page to Fifth Amendment to Second Amended and Restated Credit Agreement
Northern Oil and Gas, Inc.

Citibank, NA, as a Lender By: /s/ Bryan McDavid Name: Bryan McDavid Title: Senior Vice President

Signature Page to Fifth Amendment to Second Amended and Restated Credit Agreement
Northern Oil and Gas, Inc.

Cadence Bank, as a Lender By: /s/ Eric Broussard Name: Eric Broussard Title: Executive Vice President

Signature Page to Fifth Amendment to Second Amended and Restated Credit Agreement
Northern Oil and Gas, Inc.

Cathay Bank, as a Lender By: /s/ Dale T. Wilson Name: Dale T. Wilson Title: Senior Vice President

Signature Page to Fifth Amendment to Second Amended and Restated Credit Agreement
Northern Oil and Gas, Inc.

CIT Bank, N.A. as a Lender By: /s/ John Feeley Name: John Feeley Title: Director

Signature Page to Fifth Amendment to Second Amended and Restated Credit Agreement
Northern Oil and Gas, Inc.

Morgan Stanley Bank, N.A. as a Lender By: /s/ Marisa Moss Name: Marisa B. Moss Title: Authorized Signatory

Signature Page to Fifth Amendment to Second Amended and Restated Credit Agreement
Northern Oil and Gas, Inc.

Goldman Sachs Lending Partners LLC, as a Lender By: /s/ Dan Martis Name: Dan Martis Title: Authorized Signatory

Signature Page to Fifth Amendment to Second Amended and Restated Credit Agreement
Northern Oil and Gas, Inc.